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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ----------------

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  July 26, 1995


                          GROUNDWATER TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


DELAWARE                           0-15067                  02-0324047
(State or Other Jurisdiction     (Commission             (IRS Employer
of Incorporation)                File Number)           Identification No.)


     100 RIVER RIDGE DRIVE, NORWOOD, MASSACHUSETTS         02062
     (Address of Principal Executive Offices)            (Zip Code)

Registrant's telephone number, including area code:  (617) 769-7600
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     The undersigned Registrant hereby amends its Current Report by filing herewith Exhibit 16.1, Letter regarding Change in Certifying Accountant, which was received by the Registrant on July 31, 1995.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.
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          *16.1  Letter from Ernst & Young LLP pursuant to Item 304(a)(3) of
Regulation S-K.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GROUNDWATER TECHNOLOGY, INC.



Date August 1, 1995                      By:  /s/Robert E. Sliney, Jr.
                                              ------------------------
                                              Robert E. Sliney, Jr.
                                              Vice President and
                                              Chief Financial Officer
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                                 EXHIBIT INDEX
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Exhibit Number                Description
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*16.1                         Letter from Ernst & Young LLP
                              pursuant to Item 304(a)(3) of
                              Regulation S-K.